UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 23, 2006

FREIGHTCAR AMERICA, INC.

(Exact name of Registrant as specified in its charter)

Delaware	000-51237	25-1837219
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

Two North Riverside Plaza, Suite 1250 Chicago, Illinois		60606
(Address of principal executive offices)		(Zip Code)

(800) 458-2235

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 5 – CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

(a) On March 23, 2006, the Company filed a Certificate of Correction with the Secretary of State of Delaware to correct an error in the third sentence of Section 5.2(b) of the Certificate of Incorporation attached as Exhibit A to the Certificate of Ownership and Merger of FreightCar America, Inc. (the Company’s predecessor company) into FCA Acquisition Corp. (the name of which was thereupon changed to FreightCar America, Inc.) filed on April 1, 2005, which incorrectly stated that the term of office of directors expires at the first meeting of stockholders following their respective election to the Board. The Certificate of Correction corrected this error to provide that such term expires at the third annual meeting of stockholders following their election to the Board. A copy of the Certificate of Correction, together with the Certificate of Ownership and Merger, is attached as Exhibit 3.1 hereto.

(b) The Board approved an amendment to the Amended and Restated By-laws of the Company, effective as of March 23, 2006 (the “Amendment”), to correct an error in the third sentence of Section 3.2(b) of the Amended and Restated By-laws, which incorrectly stated that the term of office of directors expires at the first meeting of stockholders following their respective election to the Board. The Amendment corrected this error to provide that such term expires at the third annual meeting of stockholders following their election to the Board. A copy of the Amendment, together with the Amended and Restated By-laws of the Company, is attached as Exhibit 3.2 hereto.

Section 9 – Financial Statements and Exhibits

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit 3.1	Certificate of Correction, dated March 23, 2006, together with the Certificate of Ownership and Merger of FreightCar America, Inc. into FCA Acquisition Corp., dated April 1, 2005.

Exhibit 3.2	Amendment to the Amended and Restated By-laws of FreightCar America, Inc., effective as of March 23, 2006, together with the Amended and Restated By-laws of FreightCar America, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

FreightCar America, Inc.

Date: March 23, 2006	By:	/s/ Kevin P. Bagby
	Name:	Kevin P. Bagby
	Title:	Vice President, Finance, Chief Financial Officer, Treasurer and Secretary

EXHIBIT INDEX

Exhibit Number	Description

Exhibit 3.1	Certificate of Correction, dated March 23, 2006, together with the Certificate of Ownership and Merger of FreightCar America, Inc. into FCA Acquisition Corp., dated April 1, 2005.

Exhibit 3.2	Amendment to the Amended and Restated By-laws of FreightCar America, Inc., effective as of March 23, 2006, together with the Amended and Restated By-laws of FreightCar America, Inc.